UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

DEEP MEDICINE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED DECEMBER [__], 2023

DEEP MEDICINE ACQUISITION CORP.
595 Madison Avenue, 12th Floor, New York, NY

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF DEEP MEDICINE ACQUISITION CORP.:

You are cordially invited to attend the special meeting in lieu of an annual meeting of stockholders (the “Meeting”), of Deep Medicine Acquisition Corp. (“we”, “us”, “our” or the “Company”), to be held at [ : ] a.m. Eastern time on [  ], 2024.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting https://[  ].

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated [  ] and is first being mailed to stockholders of the Company on or about [  ]. The sole purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)	a proposal to amend the Company’s second amended and restated certificate of incorporation (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A Common Stock (“Class A Common Stock”) included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on October 29, 2021 (the “IPO”), from January 29, 2024 to July 29, 2024 (the “Extension”, and such later date, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”));

2)	a proposal to re-elect each of Humphrey P. Polanen, Ronald M. Razmi and Wanlei Miao as Class II directors of the Board until the 2024 annual meeting of stockholders or until their successors are appointed and qualified (the “Director Election Proposal”); and

3)	a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other Proposals.

Each of the Proposals is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination.

On July 21, 2023, the Company entered into an Amended and Restated Agreement and Plan of Merger (as amended, including by the First Amendment to the Amended and Restated Agreement and Plan of Merger, dated December 7, 2023 and as it may be further amended and/or restated from time to time, the “TruGolf Merger Agreement”) with DMAC Merger Sub Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Bright Vision Sponsor LLC, a Delaware limited liability company, in the capacity as the representative from and after the Effective Time (as defined in the TruGolf Merger Agreement) for the stockholders of the Company as of immediately prior to the Effective Time and their successors and assignees in accordance with the terms and conditions of the TruGolf Merger Agreement (the “Purchaser Representative”), Christopher Jones, an individual, in the capacity as the representative from and after the Effective Time for the TruGolf’s stockholders as of immediately prior to the Effective Time in accordance with the terms and conditions of the TruGolf Merger Agreement (the “Seller Representative”), and TruGolf, Inc., a Nevada corporation (“TruGolf”).

Pursuant to the TruGolf Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the TruGolf Merger Agreement (the “Closing”), Merger Sub will merge with and into TruGolf, with TruGolf surviving the merger as a wholly-owned subsidiary of the Company (the “TruGolf Merger”). In connection with the TruGolf Merger, the Company will change its corporate name to “TruGolf, Inc.”

In the Proxy Statement, references to the “TruGolf Business Combination” mean the TruGolf Merger and the other transactions described in the TruGolf Merger Agreement, collectively. For additional information on the TruGolf Merger Agreement and the transactions contemplated thereby, please see the Company’s Registration Statement on Form S-4, as amended, initially filed with the SEC on July 31, 2023.

While the Company has entered into the TruGolf Merger Agreement and anticipates consummating the TruGolf Business Combination, our Board currently believes that there may not be sufficient time before January 29, 2024 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the TruGolf Business Combination (or any other Business Combination if the Company is not able to complete the TruGolf Business Combination), we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. In the event that the TruGolf Business Combination is consummated before January 29, 2024, the Company will not implement the Extension Amendment.

In connection with the Extension Amendment Proposal, the holders of our Public Shares (the “Public Stockholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination (such as the TruGolf Business Combination) is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date. Our sponsor, Bright Vision Sponsor LLC (the “Sponsor”), owns 2,871,958 shares of Class A Common Stock (or 2,686,779 following the transfers pursuant to certain non-redemption agreements entered into in July 2023), which includes 2,614,089 shares of Class A Common Stock that were issued upon the conversion of an equal number of shares of Class B Common Stock at the Sponsor’s election (collectively, the “Founder Shares”) that were issued to the Sponsor prior to our IPO, and 257,869 shares of Class A Common Stock included in the 257,869 private placement units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO. Each Private Placement Unit also includes one right exchangeable into one-tenth of one Class A Common Stock upon the closing of our Business Combination.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or [  ], 2024). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

As of the Record Date (as defined below), based on funds in the Trust Account of approximately $[  ] million  as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[  ] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A Common Stock on December 14, 2023 as reported on the Nasdaq Capital Markets was $[  ]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Pursuant to the Inflation Reduction Act of 2022, a U.S. federal excise tax (the “Excise Tax”) has been imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase, subject to certain exceptions and carveouts. Accordingly, redemptions of our Public Shares in connection with the Meeting may subject the Company to pay the Excise Tax.

In the event the Company is required to pay the Excise Tax, it will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due. Additionally, if the Extension Amendment is implemented, the Company plans to continue to maintain the remaining amount in its Trust Account in an interest-bearing demand deposit account at a bank.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination (such as the TruGolf Business Combination) by January 29, 2024, as contemplated by our IPO prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 28, 2021 and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete a Business Combination by January 29, 2024. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination (such as the TruGolf Business Combination). Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

Our Board has fixed the close of business on December 14, 2023 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) at the Meeting. The vote by the Company’s stockholders on the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) will occur at the separate Business Combination special meeting of stockholders and the solicitation of proxies from the Company’s stockholders in connection with such separate Business Combination special meeting, and the related right of the Company’s stockholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of a separate proxy statement/prospectus. The Company filed the Registration Statement on Form S-4 on July 31, 2023, which was amended on September 19, 2023, October 13, 2023, November 6, 2023, November 17, 2023, and December 8, 2023, and may be further amended. If you want to ensure your Public Shares are redeemed in the event either the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) is completed or the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with either the Meeting or the Business Combination special meeting.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Director Election Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares. Stockholders will have the opportunity to present questions to the Company’s management at the Meeting, which is being held in part to satisfy the annual meeting requirement of Nasdaq Stock Market LLC.

[ ]	By Order of the Board of Directors

Humphrey P. Polanen Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal, if presented. Broker non-votes will also not count as votes cast and will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal, if presented. Failure to vote by proxy or to vote in person (including virtually) at the Meeting will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in lieu of an Annual Meeting of Stockholders to be held on [  ], 2024: This notice of meeting and the accompanying Proxy Statement are available at https://[  ].

DEEP MEDICINE ACQUISITION CORP.

595 Madison Avenue, 12th Floor

New York, New York 10017

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

The special meeting in lieu of an annual meeting of stockholders (the “Meeting”), of Deep Medicine Acquisition Corp. (“we”, “us”, “our” or the “Company”), to be held at [ : ] a.m. Eastern time on [  ], 2024. Stockholders will have the opportunity to present questions to the Company’s management (the “Management”) at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC (“Nasdaq”).

You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at https://[  ].

The Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)	a proposal to amend the Company’s second amended and restated certificate of incorporation (the “Charter”), in the form set forth in Annex A hereto (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock (“Class A Common Stock”) included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on October 29, 2021 (the “IPO”), from January 29, 2024 to July 29, 2024 (the “Extension”, and such later date, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”));

2)	a proposal to re-elect each of Humphrey P. Polanen, Ronald M. Razmi and Wanlei Miao as Class II directors of the Board until annual meeting of the Company to be held in the 2024 or until their successors are appointed and qualified (the “Director Election Proposal”); and

3)	a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other Proposals.

The Extension Amendment Proposal is required for the implementation of the plan of the Board to extend the date by which the Company has to complete the Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination.

On July 21, 2023, the Company entered into an Amended and Restated Agreement and Plan of Merger (as amended, including by the First Amendment to the Amended and Restated Agreement and Plan of Merger, dated December 7, 2023 and as it may be further amended and/or restated from time to time, the “TruGolf Merger Agreement”) with DMAC Merger Sub Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Bright Vision Sponsor LLC, a Delaware limited liability company, in the capacity as the representative from and after the Effective Time (as defined in the TruGolf Merger Agreement) for the stockholders of the Company as of immediately prior to the Effective Time and their successors and assignees in accordance with the terms and conditions of the TruGolf Merger Agreement (the “Purchaser Representative”), Christopher Jones, an individual, in the capacity as the representative from and after the Effective Time for the TruGolf’s stockholders as of immediately prior to the Effective Time in accordance with the terms and conditions of the TruGolf Merger Agreement (the “Seller Representative”), and TruGolf, Inc., a Nevada corporation (“TruGolf”).

Pursuant to the TruGolf Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the TruGolf Merger Agreement (the “Closing”), Merger Sub will merge with and into TruGolf, with TruGolf surviving the merger as a wholly-owned subsidiary of the Company (the “TruGolf Merger”). In connection with the TruGolf Merger, the Company will change its corporate name to “TruGolf, Inc.”

In this proxy statement (the “Proxy Statement”), references to the “TruGolf Business Combination” mean the TruGolf Merger and the other transactions described in the TruGolf Merger Agreement, collectively. For additional information on the TruGolf Merger Agreement and the transactions contemplated thereby, please see the Company’s Registration Statement on Form S-4, as amended, initially filed with the SEC on July 31, 2023.

While the Company has entered into the TruGolf Merger Agreement and anticipates consummating the TruGolf Business Combination, our Board currently believes that there may not be sufficient time before January 29, 2024 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the TruGolf Business Combination (or any other Business Combination if the Company is not able to complete the TruGolf Business Combination), we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. In the event that the TruGolf Business Combination is consummated before January 29, 2024, the Company will not implement the Extension Amendment.

In connection with the Extension Amendment Proposal, the holders of our Public Shares (the “Public Stockholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination (such as the TruGolf Business Combination) is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our sponsor, Bright Vision Sponsor LLC (the “Sponsor”), owns 257,869 shares of our Class A Common Stock and 2,614,089 shares of our Class B Common Stock (the “Founder Shares”), that were issued to the Sponsor prior to our IPO, and 257,869 private placement units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To make the Election, you must demand (which demand must include proper identification of yourself as a beneficial holder and your legal name, phone number and address) that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or [  ], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $[  ] million that was in the Trust Account as of the Record Date (as defined below). In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination (such as the TruGolf Business Combination) by January 29, 2024, as contemplated in our IPO prospectus filed with the SEC, on October 28, 2021 (the “IPO Prospectus”) and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our Business Combination within the Combination Period (defined below). There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete a Business Combination by January 29, 2024 (the “Combination Period”). In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any (x) any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and (y) claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of the Record Date (as defined below), based on funds in the Trust Account of approximately $[  ] million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[  ] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of creditors.

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, as described in our IPO Prospectus, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), a U.S. federal excise tax (the “Excise Tax”) has been imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase, subject to certain exceptions and carveouts. Accordingly, redemptions of our Public Shares in connection with the Meeting may subject the Company to pay the Excise Tax.

In the event the Company is required to pay the Excise Tax, it will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due. Additionally, if the Extension Amendment is implemented, the Company plans to continue to maintain the remaining amount in its Trust Account in an interest-bearing demand deposit account at a bank.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Company, pursuant to the terms of the investment management trust agreement, dated October 26, 2021 (the “Trust Agreement”), by and between the Company and American Stock Transfer & Trust Company (“AST”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date, if the Extension Amendment Proposal is approved and the Extension Amendment is implemented.

Our Board has fixed the close of business on December 14, 2023 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were 4,357,964 shares of our Class A Common Stock and no shares of Class B common stock of the Company (“Class B Common Stock”) outstanding. The Company’s rights do not have voting rights in connection with the Proposals.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $7,500 in connection with such services for the Meeting.  We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the management of the Company (the “Management”), the Sponsor and management of the Sponsor may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated [  ] and is first being mailed to stockholders on or about [  ].

[ ]	By Order of the Board of Directors

Humphrey P. Polanen Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is a special meeting in lieu of an annual meeting of stockholders, to be held at [ : ] a.m. Eastern time on [  ], 2024, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about [  ].

We are a blank check company formed in Delaware on July 8, 2020, for the purpose of effecting a Business Combination with one or more businesses. On October 29, 2021, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of approximately $131,695,000 ($10.00 per unit) in the aggregate. Following the closing of the IPO, an amount of $127,765,000 from the net proceeds of the sale of the units in the IPO and the sale of the Private Placement Units was placed in the Trust Account. On December 23, 2022, we held a special meeting in lieu of an annual meeting of stockholders at which our stockholders approved, among other things, an amendment to our Charter to extend the date by which we must consummate a Business Combination to January 29, 2024, and in connection therewith, holders of 11,819,790 Public Shares properly exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account, which resulted in the withdrawal of approximately $121 million from the Trust Account. On July 13, 2023, we held a special meeting of stockholders at which our stockholders approved, among other things, an amendment to our Charter to further extend the date by which we must consummate a Business Combination to January 29, 2024, and in connection therewith, holders of 255,446 Public Shares properly exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account, which resulted in the withdrawal of approximately $2.9 million from the Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before a certain date (in our current case, January 29, 2024). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Business Combination (such as the TruGolf Business Combination). Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment.

The Meeting is being held, in part, to allow us additional time to complete the Business Combination (such as the TruGolf Business Combination).

Why does the Company need to hold an annual meeting?

The Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended March 31, 2022.

In addition to sending our stockholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the year ended March 31, 2023, so that at the Meeting, stockholders may discuss and ask questions of the Company with respect to such financial statements.

The Proposals

What is being voted on?

You are being asked to vote on three Proposals:

●	Extension Amendment Proposal. A proposal to amend our Charter to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from January 29, 2024 to July 29, 2024 (or such earlier date as determined by the Board);

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●	Director Election Proposal. A proposal to re-elect each of Humphrey P. Polanen, Ronald M. Razmi and Wanlei Miao as Class II directors of the Board until the annual meeting of the Company to be held in 2025 or until their successors are appointed and qualified; and

●	Adjournment Proposal. A proposal to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our Business Combination (such as the TruGolf Business Combination). The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination (such as the TruGolf Business Combination). Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination (such as the TruGolf Business Combination) by January 29, 2024, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Why is the Company proposing the Extension Amendment Proposal?

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination (such as the TruGolf Business Combination) consummated on or before January 29, 2024. As explained below, we may not be able to complete the Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. There is no assurance that the Company will be able to consummate the Business Combination (including the TruGolf Business Combination), given the actions that must occur prior to closing of the Business Combination.

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The Company believes that given its expenditure of time, effort and money on finding a Business Combination (including, in particular, the TruGolf Business Combination), circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to, among other things, extend the date by which we must (a) consummate a Business Combination, (b) cease our operations if we fail to complete such Business Combination, and (c) redeem or repurchase 100% of the Public Shares sold in our IPO from January 29, 2024 to July 29, 2024 to (or such earlier date as determined by the Board). The Extension Amendment Proposal is a condition of the Extension.

You are not being asked to vote on the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) at the Meeting. The vote by the Company’s stockholders on the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) will occur at the separate Business Combination special meeting of stockholders and the solicitation of proxies from the Company’s stockholders in connection with such separate Business Combination special meeting, and the related right of the Company’s stockholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of a separate proxy statement/prospectus. The Company filed the Registration Statement on Form S-4 on July 31, 2023, which was amended on September 19, 2023, October 13, 2023, November 6, 2023, November 17, 2023, and December 8, 2023, and may be further amended. If you want to ensure your Public Shares are redeemed in the event either the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) is completed or the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with either the Meeting or the Business Combination special meeting.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to give the Company more time to seek approval of the other Proposals, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension Amendment would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from January 29, 2024 to July 29, 2024 (or such earlier date as determined by the Board). The Extension Amendment would give the Company the opportunity to complete the Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before January 29, 2024, we will provide our public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

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Why should I vote “FOR” the Director Election Proposal?

Each of Mr. Polanen, Mr. Razmi, and Mr. Miao have served on our Board since or before our IPO. Our Board believes that the stability and continuity on our Board is important as we continue to search for and complete a Business Combination.

Our Board recommends that you vote in favor of each of the nominees set forth in the Director Election Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

What vote is required to adopt the Proposals?

●	Extension Amendment Proposal. The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the Record Date.

●	Director Election Proposal. The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

●	Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Extension Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, so long as you make the Election. If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the director nominees to be elected, you must withhold or vote against each nominee. Abstentions and broker non-votes (as described below) will have no effect on the Director Election Proposal.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal, the Director Election Proposal, and the Adjournment Proposal. Currently, our Sponsor, Board and Management own approximately 67.6 % of our issued and outstanding shares of common stock. As a result, we do not need any Public Shares to vote for the Extension Amendment Proposal in order to approve the Extension Amendment Proposal. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment Proposal.

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In addition, the Sponsor may enter into arrangements with a limited number of the Company’s stockholders pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such stockholders either Founder Shares, membership interests in the Sponsor or other consideration pursuant to such arrangements.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Extension Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal is in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, “FOR” each of the nominees set forth in the Director Election Proposal and “FOR” the Adjournment Proposal, if presented.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include (i) the fact that our directors and officers and the Sponsor hold an aggregate of 2,946,958 shares (or 2,761,779 following the Sponsor’s transfers pursuant to certain non-redemption agreements entered into in July 2023) of our Class A Common Stock, which includes 2,689,089 shares of Class A Common Stock that were issued upon the conversion of an equal number of Class B Common Stock constituting the Founder Shares, and 257,869 shares of Class A Common Stock included in the 257,869 Private Placement Units and 257,869 rights, each convertible into one-tenth of one share of Class A common Stock upon closing of the Business Combination, included in the Private Placement Units, all of which would expire worthless if a Business Combination is not consummated, (ii) the fact that the Company has issued three promissory notes to the affiliates of the Sponsor ( collectively, the “Sponsor Affiliate Notes”). As of November 30, 2023, an aggregate of approximately $2.1 million was due under the Sponsor Affiliate Notes. If the TruGolf Business Combination or another Business Combination is not consummated, such notes may not be repaid, in whole or in part; (iii) the fact that, unless the Company consummates the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination), the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of November 30, 2023) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account; (iv) the fact that, if the Trust Account is liquidated, including in the event the Company is unable to complete the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) within the Combination Period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.10 per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes), or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; (v) the fact that Weixuan Luo, the Company’s Chief Financial Officer receives payment of $5,000 per month for services rendered to the Company; (vi) the fact that the Company’s officers and directors will be issued an aggregate of 300,000 New TruGolf Class A Shares (as defined in the TruGolf Merger Agreement) within 10 days following the Closing (as defined in the TruGolf Merger Agreement). The aggregate value of such shares is estimated to be approximately $3.5 million, assuming the per share value of such shares of the Company’s Class A common stock is the same as the $11.55 closing price of the Public Shares on Nasdaq on November 30, 2023; and (vii) the fact that Humphrey Polanen, the Company’s Chief Executive Officer, will serve as a member of the board of the Company following the Closing. As a director, in the future, Mr. Polanen may receive any cash fees, stock options or stock awards that the New TruGolf Board determines to pay to its directors.

See the section below entitled “The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the DGCL.

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The Extension Amendment Proposal

When would the Board abandon the Extension Amendment?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders In the event that the TruGolf Business Combination is consummated before January 29, 2024, the Company will not implement the Extension Amendment.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination (such as the TruGolf Business Combination) by January 29, 2024, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete a Business Combination by January 29, 2024. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up.

In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Extension Amendment Proposal is approved, what happens next?

We are seeking the Extension Amendment to provide us time to compete a Business Combination (such as the TruGolf Business Combination ). Our seeking to complete the Business Combination will involve:

●	consummating each of the Transactions in connection with the TruGolf Business Combination , or if the TruGolf Business Combination is not consummated, negotiating and executing a definitive agreement and related agreements for an alternative Business Combination;

●	completing proxy materials;

●	establishing a meeting date and record date for considering the TruGolf Business Combination or another Business Combination, and distributing proxy materials to stockholders; and

●	holding a special meeting to consider the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination).

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We are seeking approval of the Extension Amendment Proposal because we may not be able to complete all of the tasks listed above prior to January 29, 2024. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination). If stockholders approve the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination), we expect to consummate the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination ) as soon as possible following such stockholder approval.

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the shares of common stock outstanding as of the Record Date, including the Founder Shares, as of the Record Date, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. Because our Sponsor, Board and Management own approximately 67.6% of our issued and outstanding shares of common stock, we do not need any Public Shares to vote for the Extension Amendment Proposal in order to approve the Extension Amendment Proposal. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and expect that our units, Public Shares and rights included as part of the units sold in the IPO (the “Public Rights”) will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens to our rights if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination (such as the TruGolf Business Combination) by January 29, 2024, there will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. Our rights will only be converted upon the closing of a Business Combination within the Combination Period.

What happens to our rights if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination (such as the TruGolf Business Combination) until the Extended Date. The Public Rights will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A Common Stock issuable upon exercise of the rights and a current prospectus relating to them is available (or we permit holders to exercise rights on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?

Unless you elect to redeem your Public Shares at this time, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you disagree with the Business Combination (such as the TruGolf Business Combination), you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our Charter.

How do I redeem my shares of Class A Common Stock?

If the Extension Amendment is implemented, each of our public stockholders may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination), or if we have not consummated a Business Combination by the Extended Date.

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In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on [  ], 2024 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to AST, our transfer agent, at the following address:

American Stock Transfer & Trust Company
6201 15th Avenue Brooklyn, NY 11219
Attn: SPAC Support Team
E-mail: spacsupport@astfinancial.com

Information about the Meeting

How do I attend the Meeting?

As a registered stockholder, you received a proxy card from AST. The form contains instructions on how to attend the Meeting including the URL address, https://[  ], along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact AST at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact AST to have a control number generated. American Stock Transfer & Trust Company contact information is as follows: (800) 937-5449, or spacsupport@astfinancial.com.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our chief executive officer, Humphrey P. Polanen, at ir@dmaq-spac.com , so that it is received by the Mr. Polanen prior to the Meeting or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to Mr. Polanen, which must be received by Mr. Polanen prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

●	Extension Amendment Proposal. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of our common stock as of the Record Date, including the Founder Shares, voting together as a single class. Because our Sponsor, Board and Management own approximately 67.6% of our issued and outstanding shares of common stock, we do not need any Public Shares to vote for the Extension Amendment Proposal in order to approve the Extension Amendment Proposal. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

●	Director Election Proposal. The director nominees must receive the affirmative vote of a plurality of the issued and outstanding shares of common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. A stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Director Election Proposal.

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●	Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Election Proposal or the Adjournment Proposal.

If my shares are held in “street name”, will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe all the Proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes must be present to hold the Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Meeting, present in person (including virtually) or represented by proxy, constitute a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 2,178,983 shares of our common stock would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our common stock at the close of business on the Record Date, December 14, 2023, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this Record Date, 4,357,964 shares of our Class A Common Stock and no shares of Class B Common Stock were outstanding and entitled to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

●	Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, AST, then you are a “stockholder of record”.

●	Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

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What is the proxy card?

The proxy card enables you to appoint Humphrey P. Polanen, our Chief Executive Officer as your representative at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Polanen to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal, Director Election Proposal and Adjournment Proposal is considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

How can I vote if I am a stockholder of record?

●	Online. If you are a stockholder of record, you may vote online at the Meeting.

●	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote online if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

●	Online at the Meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting. For more information, see the subsection above entitled “How do I attend the Meeting.”

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of the Company’s common stock will be voted “FOR” the Proposals and each of the nominees set forth in the Director Election Proposal.

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How many votes do I have?

Each share of our Class A Common Stock and Class B Common Stock is entitled to one vote on each matter that comes before the Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Company’s common stock.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $7,500 in connection with such services for the Meeting. We will also reimburse Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, the Management, the Sponsor and management of the Sponsor may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension Amendment Proposal is approved, we do not expect such payments to have a material effect on our ability to a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also contact us at:

Deep Medicine Acquisition Corp.
595 Madison Avenue, 12th Floor, New York, NY 10017
Email: ir@dmaq-spac.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to consummate the Transactions and complete the TruGolf Business Combination, or if necessary, enter into a definitive agreement and related agreements with respect to an alternative Business Combination;

●	our ability to complete the TruGolf Business Combination or an alternative Business Combination;

●	the anticipated benefits of the TruGolf Business Combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account;

●	the competitive environment in which our successor will operate following the Business Combination (such as the TruGolf Business Combination), and

●	proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements). For risks relating to TruGolf and the TruGolf Business Combination, see the Registration Statement on Form S-4, initially filed by the Company with the SEC on July 31, 2023, as amended.

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RISK FACTORS

You should consider carefully all of the risks described in our (i) IPO Prospectus, (ii) Annual Report on Form 10-K for the year ended March 31, 2023, as filed with the SEC on May 31, 2023, (iii) Quarterly Reports on Form 10-Q for the quarters ended June 30, 2023 and September 30, 2023, as filed with the SEC on August 14, 2023, and November 13, 2023, 2023, respectively, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment will enable us to complete a Business Combination.

Approving the Extension Amendment involves a number of risks. Even if the Extension Amendment Proposal is approved and implemented, the Company can provide no assurances that a Business Combination (including the TruGolf Business Combination) will be consummated prior to the Extended Date. Our ability to consummate any Business Combination (including the TruGolf Business Combination) is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Company expects to seek stockholder approval of the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination). We are required to offer stockholders the opportunity to redeem their Public Shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination). Even if the Extension Amendment or the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination) are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination) on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination) vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A new 1% U.S. federal excise tax could be imposed on the Company in connection with redemptions of its Public Shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IRA”) was signed into U.S. federal law. The IRA provides for, among other things, a new 1% U.S. federal excise tax on certain repurchases (including certain redemptions) of stock by publicly traded U.S. corporations and certain U.S. subsidiaries of publicly traded non-U.S. corporations (each, a “covered corporation”). The Excise Tax will apply to stock repurchases occurring in 2023 and beyond. It is currently expected that Deep Medicine (whose securities are trading on Nasdaq) is a “covered corporation” for this purpose. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. The U.S. Department of the Treasury has authority to provide Excise Tax regulations and other guidance to carry out, and prevent the abuse or avoidance of, the Excise Tax. On December 27, 2022, the U.S. Department of the Treasury issued a notice that provides interim operating rules for the Excise Tax, including rules governing the calculation and reporting of the Excise Tax, on which taxpayers may rely until the forthcoming proposed Treasury regulations addressing the Excise Tax are published. Although such notice clarifies certain aspects of the Excise Tax, the interpretation and operation of other aspects of the Excise Tax remain unclear, and such interim operating rules are subject to change.

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As described in the section below entitled “The Extension Amendment Proposal — Redemption Rights,” if the Combination Period is extended, our Public Stockholders will have the right to require us to redeem their Public Shares. Any redemption or other repurchase may be subject to the Excise Tax. The extent of the Excise Tax that may be incurred in connection with a redemption of our Public Shares would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock in connection with the redemption event, (iii) the nature and amount of the equity issued, if any, by the Company in connection with the redemption event, and (iv) the content of forthcoming regulations and other guidance from the U.S. Department of the Treasury. As noted above, the Excise Tax is imposed on the repurchasing corporation itself, not the stockholders from which stock is repurchased, and only limited guidance on the mechanics of any required reporting and payment of the Excise Tax on which taxpayers may rely have been issued to date. The imposition of the Excise Tax could reduce the amount of cash available to the Company for effecting the redemptions of our Public Shares, and could reduce the cash on hand for the Company to fund operations and to make distributions to stockholders.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

The proposed rules issued by the SEC on March 30, 2022 ( the “SPAC Rule Proposals”) relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our Public Rights would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

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To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on October 25, 2023, we instructed the trustee to liquidate the investments held in the Trust Account, and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of the investments in the Trust Account, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation.

The funds in the Trust Account have, since our IPO, been held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, on October 25, 2023, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed American Stock Transfer & Trust Company, LLC, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account, and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of the Company. Following such liquidation, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account could reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation.

In the event that we may be deemed to be an investment company, we may be required to liquidate the Company.

We may not be able to complete a Business Combination (including the TruGolf Business Combination) with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated. We are a Delaware company and Ke Li, the managing member of our Sponsor, is a citizen of the U.S. and a resident of Hong Kong SAR. Additionally, certain minority owners of our Sponsor are citizens of China. Also, to our best knowledge, none of the persons or entities associated with or otherwise involved in the transaction is, is controlled by, or has substantial ties with non-U.S. persons.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Stockholders may only receive $10.10 per Public Share, and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on July 8, 2020, for the purpose of effecting a Business Combination with one or more businesses.

There are currently 4,357,964 shares of Class A Common Stock and no shares of Class B Common Stock issued and outstanding. In addition, we issued (i) Public Rights that are convertible into 1,265,000 shares of Class A Common Stock as part of our IPO and (ii) rights included in our Private Placement Units (the “Private Placement Rights”) that are convertible into 51,950 shares of Class A Common Stock as part of the private placement with the Sponsor and I-Bankers Securities, Inc. (“I-Bankers”), a representative of the underwriters of our IPO, that we consummated simultaneously with the consummation of our IPO. In addition, we issued warrants to purchase 632,500 shares of Class A Common Stock, exercisable at $12.00 per share (the “Representative’s Warrants”), to I-Bankers in connection with its services as the representative of the underwriters for the IPO and as a result of the full exercise of the over-allotment option. The Representative’s Warrants may be exercised for cash or on a cashless basis, at the holder’s option, at any time during the period commencing on the later of the first anniversary of the effective date of the IPO Registration Statement and the closing of the Company’s initial business combination and terminating on the fifth anniversary of such effectiveness date. The Representative’s Warrants and such shares purchased pursuant to the Representative’s Warrants are subject to a lock-up for a period of 180 days immediately following the commencement date of sales in the IPO. The Representative’s Warrants grant to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the commencement date of sales in the IPO with respect to the registration under the Securities Act of the shares of Class A Common Stock issuable upon exercise of the Representative’s Warrants.

As of the Record Date, approximately $[  ] million from our IPO and the simultaneous sale of the Private Placement Units is being held in our Trust Account in the United States maintained by AST, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act , until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

As of September 30, 2023, we had loans payable to the Sponsor and its affiliates in the amount of $2,065,000, as discussed below.

Prior to the consummation of the IPO, our Sponsor agreed to loan us $500,000 to be used for a portion of the expenses of the IPO. Such note is non-interest bearing, unsecured and due upon completion of our Business Combination. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder, be obligated personally for any obligations or liabilities of such note.

On October 15, 2022, we issued two promissory notes to two affiliates of the Sponsor in connection with the extension of our time to consummate a Business Combination from October 29, 2022 to January 29, 2023. Such notes bear no interest and are repayable in full upon the earlier of (a) the date of the consummation of the Business Combination, or (b) the date of our liquidation. On October 19, 2022, an aggregate of $1,265,000 from the notes was deposited into the Trust Account, which amount will be included in the pro rata amount distributed to (i) holders of Public Shares upon our liquidation or (ii) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of the Business Combination.

On February 9, 2023, we issued a promissory note to an affiliate of the Sponsor, in connection with the extension of our time to consummate a Business Combination from January 29, 2023 to January 29, 2024. Such note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Business Combination, or (b) the date of our liquidation. Accordingly, an aggregate of $300,000 had been deposited into the Trust Account as of June 30, 2023.

You are not being asked to vote on the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) at the Meeting. The vote by the Company’s stockholders on the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) will occur at the separate Business Combination special meeting of stockholders and the solicitation of proxies from the Company’s stockholders in connection with such separate Business Combination special meeting, and the related right of the Company’s stockholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of a separate proxy statement/prospectus. The Company filed the Registration Statement on Form S-4 on July 31, 2023, which was amended on September 19, 2023, October 13, 2023, November 6, 2023, November 17, 2023, and December 8, 2023, and may be further amended. If you want to ensure your Public Shares are redeemed in the event either the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) is completed or the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with either the Meeting or the Business Combination special meeting.

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THE MEETING

Overview

Date, Time and Place

The Meeting of the stockholders will be held at [ : ] a.m. Eastern time on [  ], 2024 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Meeting via a live webcast available at https://[  ]. The Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the Record Date will be entitled to attend the Meeting.

To register for the Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

●	Record Holders. If your shares are registered in your name with our transfer agent, AST, and you wish to attend the online-only virtual Meeting, go to https://[ ], enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Meeting you will need to log back into the Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

●	Beneficial Holders. Beneficial stockholders who own shares of the Company in “street name”, who wish to attend the online-only virtual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to spacsupport@astfinancial.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Meeting. After contacting our transfer agent, AST, a beneficial holder will receive an e-mail prior to the Meeting with a link and instructions for entering the virtual Meeting. Beneficial stockholders should contact our transfer agent by [ ], 2024 at the latest (five business days prior to the Meeting).

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding common stock on the Record Date that are (i) entitled to vote at the Meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 2,178,983 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned shares of our common stock at the close of business on the Record Date for the Meeting. You will have one vote per Proposal for each share of our common stock you owned at that time. Our rights do not carry voting rights.

Required Votes

Extension Amendment Proposal

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our common stock outstanding on the Record Date, including the Founder Shares. If you do not vote or you abstain from voting on the Extension Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

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Director Election Proposal

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Director Election Proposal. If you do not want a director nominee elected, you must vote “AGAINST” the director nominee.

Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Meeting, there were 4,357,964 shares of Class A Common Stock and no shares of Class B Common Stock outstanding, each of which entitles its holder to cast one vote per proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, public stockholder may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[  ] million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[  ] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Extension Amendment, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination (such as the TruGolf Business Combination), or if the Company has not consummated a Business Combination, by the Extended Date. See the section below entitled “The Charter Amendment Proposal — Redemption Rights”.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of our common stock as of the Record Date. You may contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the nominees set forth in the Director Election Proposal and each of the other Proposals.

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THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to extend the date by which the Company has to consummate a Business Combination (such as the TruGolf Business Combination) to the Extended Date (the “Extension”) so as to provide the Company with additional time to complete the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination). The Extension Amendment Proposal is a condition of the Extension.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination (including the TruGolf Business Combination). A copy of the proposed amendment to the Charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s Charter provides that the Company has until January 29, 2024 to complete a Business Combination. The purpose of the Extension Amendment Proposal is to allow the Company more time to complete the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination).

The IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, our IPO Prospectus and Charter provide for all Public Stockholders to have an opportunity to redeem their Public Shares if our corporate existence is extended as described above. Because we continue to believe that a Business Combination (including the TruGolf Business Combination) would be in the best interests of our stockholders, and because we may not be able to conclude the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination) within the Combination Period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond January 29, 2024 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination).

We believe that the foregoing Charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination (such as the TruGolf Business Combination). Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination) by January 29, 2024, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination) by January 29, 2024. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

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If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and expects that its units, Public Shares and Public Rights will remain publicly traded. The Company will then continue to work to consummate the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination) by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

You are not being asked to vote on the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) at the Meeting. The vote by the Company’s stockholders on the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) will occur at the separate Business Combination special meeting of stockholders and the solicitation of proxies from the Company’s stockholders in connection with such separate Business Combination special meeting, and the related right of the Company’s stockholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of a separate proxy statement/prospectus. The Company filed the Registration Statement on Form S-4 on July 31, 2023, which was amended on September 19, 2023, October 13, 2023, November 6, 2023, November 17, 2023, and December 8, 2023, and may be further amended. If you want to ensure your Public Shares are redeemed in the event either the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) is completed or the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with either the Meeting or the Business Combination special meeting.

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $[  ] million that was in the Trust Account as of October 31, 2022.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, each public stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[  ] million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[  ] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension Amendment will retain the right to redeem their Public Shares in connection with any stockholder vote to approve the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination), or if the Company has not consummated a Business Combination by the Extended Date.

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TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO AST AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [  ], 2024.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on [  ], 2024 (two business days before the Meeting), you must elect either to physically tender your stock certificates to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Attn: SPAC Support Team, spacsupport@astfinancial.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on [  ], 2024 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not the stockholder is a record holder or the stockholder’s shares are held in “street name”, by contacting the Company’s transfer agent or the stockholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on [  ], 2024 (two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a public stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of Public Stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[  ] million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[  ] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A Common Stock on December 14, 2023 as reported on the Nasdaq Capital Market was $[  ].

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If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on [  ], 2024 (two business days before the Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) has not been consummated, the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination (such as the TruGolf Business Combination). Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 2,946,598 shares of Class A common stock, representing approximately 67.6% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that our directors and officers and the Sponsor hold an aggregate of 2,946,958 shares (or 2,761,779 following the Sponsor’s transfers pursuant to certain non-redemption agreements entered into in July 2023) of our Class A Common Stock, which includes 2,689,089 shares of Class A Common Stock that were issued upon the conversion of an equal number of Class B Common Stock constituting the Founder Shares, and 257,869 shares of Class A Common Stock included in the 257,869 Private Placement Units and 257,869 rights, each convertible into one-tenth of one share of Class A common Stock upon closing of the Business Combination, included in the Private Placement Units, all of which would expire worthless if a Business Combination is not consummated;

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●	the fact that the Company has issued three promissory notes to the affiliates of the Sponsor ( collectively, the “Sponsor Affiliate Notes”). As of November 30, 2023, an aggregate of approximately $2.1 million was due under the Sponsor Affiliate Notes. If the TruGolf Business Combination or another Business Combination is not consummated, such notes may not be repaid, in whole or in part;

●	the fact that, unless the Company consummates the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination), the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of November 30, 2023) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that, if the Trust Account is liquidated, including in the event the Company is unable to complete the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) within the Combination Period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.10 per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes), or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

●	the fact that Weixuan Luo, the Company’s Chief Financial Officer receives payment of $5,000 per month for services rendered to the Company;

●	the fact that the Company’s officers and directors will be issued an aggregate of 300,000 New TruGolf Class A Shares (as defined in the TruGolf Merger Agreement) within 10 days following the Closing (as defined in the TruGolf Merger Agreement). The aggregate value of such shares is estimated to be approximately $3.5 million, assuming the per share value of such shares of the Company’s Class A common stock is the same as the $11.55 closing price of the Public Shares on Nasdaq on November 30, 2023; and

●	the fact that Humphrey Polanen, the Company’s Chief Executive Officer, will serve as a member of the board of the Company following the Closing. As a director, in the future, Mr. Polanen may receive any cash fees, stock options or stock awards that the New TruGolf Board determines to pay to its directors.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until January 29, 2024 to complete the purposes of the Company including, but not limited to, effecting a Business Combination (including the TruGolf Business Combination) under its terms.

Our Charter states that if the Company’s stockholders approve an amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if it does not complete a Business Combination before January 29, 2024, the Company will provide its Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

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In addition, our IPO prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we continue to believe that a Business Combination (including the TruGolf Business Combination) would be in the best interests of our stockholders and because we may not be able to conclude the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination) within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond January 29, 2024 to the Extended Date.

The Company is not asking you to vote on the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination) at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination) in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event the TruGolf Business Combination (or an alternative Business Combination if we are unable to complete the TruGolf Business Combination) is approved and completed or the Company has not consummated another Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

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THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. The term of office of the Class II directors, Humphrey P. Polanen, Ronald M. Razmi and Wanlei Miao, will expire at this Meeting.

At the Meeting, three Class II directors will be elected to the Board to serve for the ensuing two-year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated Humphrey P. Polanen, Ronald M. Razmi and Wanlei Miao for election as Class II directors. The biographies of Humphrey P. Polanen, Ronald M. Razmi and Wanlei Miao are set forth below under the section entitled “Directors, Executive Officers and Corporate Governance.”

Vote Required for Approval

The election of the foregoing director nominees requires a plurality vote of the shares of common stock present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the election of the foregoing nominees. In case any director nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the election of each of the director nominees.

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THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that, based on the tabulated votes, there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A Common Stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A Common Stock as part of a “straddle”, “hedge”, “conversion”, “synthetic security”, “constructive ownership transaction”, “constructive sale”, or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, (v) that actually or constructively own five percent or more of the Class A Common Stock of the Company, and (vi) that are Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A Common Stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Company’s Class A Common Stock that elect to have their Class A Common Stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A Common Stock of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

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Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A Common Stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Common Stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning rights) relative to all of the Company’s shares both before and after the redemption. The redemption of Class A Common Stock generally will be treated as a sale of the Class A Common Stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock that could be acquired pursuant to the exercise of the rights. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Common Stock must, among other requirements, be less than 80% of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Company’s stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Company’s stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A Common Stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of the Company’s Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A Common Stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A Common Stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A Common Stock based upon the then fair market values of the Class A Common Stock and the right to receive one-tenth of a Class A Common Stock included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A Common Stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A Common Stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A Common Stock or the U.S. Holder’s initial basis for Class A Common Stock received upon exercise of a whole right) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

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Taxation of Distributions

If the redemption does not qualify as a sale of Class A Common Stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders will constitute dividends for United States federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Company’s Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Company’s Class A Common Stock that elect to have their Class A Common Stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A Common Stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A Common Stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A Common Stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of the Company’s Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A Common Stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A Common Stock of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	the Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Company’s Class A Common Stock, and, in the case where shares of the Company’s Class A Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Company’s Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Company’s Class A Common Stock. We do not believe the Company is or has been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Common Stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions the Company makes to a Non-U.S. Holder of shares of the Company’s Class A Common Stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Company’s Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described above in the subsection entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends the Company pays to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Information About Executive Officers, Directors and Nominees

As of the Record Date, our directors and executive officers are as follows:

Name	Age	Position
Humphrey P. Polanen	74	Chief Executive Officer and Chairman of the Board
Weixuan Luo	50	Chief Financial Officer
Ronald M. Razmi, MD	53	Director
Tina Spires	47	Director
HongLiang Ren	44	Director
John Chiang	61	Director
Wanlei Miao	39	Director

The experience of our directors and executive officers  is as follows:

Humphrey P. Polanen, our Chief Executive Officer and Chairman of the Board since September 2020, is the Chief Executive Officer and managing member of NeoVista Ventures LLC, a healthcare focused holding company. Mr. Polanen was the director of Heritage Commerce Corp (Nasdaq: HTBK), a bank holding company offering a wide array of business and personal banking services, from 1994 to April 2016. Since 1999, Mr. Polanen has been actively involved as an investor and director in various venture capital backed companies in the technology industry, and has served as a director of various private equity funds. He was the Managing Director of Internet Venture Partners BV, an investment firm, from 2000 to 2004. Prior to joining Internet Ventures, he served in various executive positions with Sun Microsystems and Tandem Computers. Mr. Polanen was a director (and former Chairman of the Board) of St. Bernard Software, a publicly traded Internet security company. Mr. Polanen has been a director of TechFlow Inc., an information technology service company, since June 2016. Mr. Polanen practiced corporate law for over ten years at the beginning of his career. He has a Bachelor of Arts degree from Hamilton College and a Juris Doctor degree from Harvard University. Mr. Polanen is well qualified to serve as a director due to his experience as an executive, investor, director and business manager with advanced technology companies and private equity firms.

Weixuan Luo, our Chief Financial Officer since inception, is a founding partner of L&L CPAS, PA, an accounting firm since October 2013. She has also been serving as the President of American Aeolian Travel Inc., a travel agency, since May 2012. She has been a Senior Manager and Controller at Greentree Financial Group Inc. providing financial advisory services to public companies since May 2003. From July 2018 to June 2020, Ms. Luo was a founder and Chief Financial Officer of Proficient Alpha Acquisition Corp. (Nasdaq: PAAC), a special purpose acquisition company, which completed its initial business combination in June 2020. Ms. Luo has worked with publicly traded companies for over a decade in a broad array of services, including audits, tax preparation, risk assessment, financial analysis and financial statements preparation. Ms. Luo is Certified Public Accountant in Florida and a member of American Institute of CPAs. Ms. Luo received her Master’s degree in Economics and Finance from the University of North Carolina.

Ronald M. Razmi, MD, our director since December 2020, is the founder and Chief Executive Officer of Kinders, a medical AI advisory and technology company with focus on applications of AI in life sciences and healthcare delivery systems, which was founded in September 2016. Prior to that, Dr. Razmi was the founder and Chief Executive Officer of Acupera, Inc., a software platform to enable population health management at scale and intelligent automation of clinical workflows, from 2011 to 2016. From 2009 to August 2011, he was an associate director of Navigant Consulting, Inc., a management consulting company. From 2006 to 2009, he was a consultant at McKinsey & Company, a management consultant company, with a focus on strategy and commercialization of novel technologies in clinical environments. Dr. Razmi was a cardiologist at the Care Group, LLC from September 2003 to December 2006. He completed his medical training at the Mayo Clinic and holds a B.S. in biology from Southern Methodist University, a Doctor of Medicine from University of Texas Health Science Center and an MBA from Northwestern University’s Kellogg School of Management. Dr. Razmi is well qualified to serve as a director due to his extensive clinical, business, and technical expertise to addressing key issues facing healthcare organizations.

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Tina Spires, our director since June 2021, is an emergency medicine physician at The Cleveland Clinic in Florida. She is a director of Hope Women’s Center, a medical clinic. Prior to The Cleveland Clinic, she was clinical faculty for the emergency medicine program for the University of Miami at Jackson Memorial Hospital. Dr. Spires was core and clinical faculty for the Emergency Medicine residency at Mount Sinai Medical Center. She is a National Board examiner for emergency medicine boards. She is the medical director for Florida Tems, an education institution serving first responders and military personnel. She is the president of Spires Cattle, a company that breeds black angus cows and boards livestock for clients. Dr. Spires is the president of Tina Spires Inc., an insurance Adjusting company. She attended Baylor University followed by Nova Southeastern College of Osteopathic Medicine where she simultaneously earned her Master’s degree in public health and medical degree. Dr. Spires is well qualified to serve as a director due to her extensive clinical expertise in the medical field.

HongLiang Ren, our director since March 2021, is the founder and Chief Executive Officer of Orient Excellent Asset Management Co., Ltd., an asset management company which was founded in December 2017. Prior to that, he was the U.S. Chief Executive Officer and Overseas Smart Terminal President of Le.com, an internet information and technology company, from July 2016 to July 2017. From August 2004 to April 2016, he served as Regional President at Huawei Consumer Business Group and was responsible for smartphones and other consumer products. He was the General Manager of ODM Department at Shenzhen Interchange Data Technology Co., Ltd., an internet technology company in China from September 2003 to July 2004. He served as the General Manager of Nanjing Branch of Konka Telecommunication Technology Co., Ltd., a manufacturer of electronics products in China, from July 2001 to August 2003. Mr. Ren is the chairman of the board of directors of FeiDi Technology (Shenzhen) Co., Ltd., a ride-sharing platform. He received his Bachelor’s degree in business administration from Nanjing University. Mr. Ren is well qualified to serve as a director due to his extensive expertise in technology research.

Wanlei Miao, our director since June 2021, has been a partner at SAIFAMC, a subsidiary of SAIF Partners, a private equity firm, since August 2016. Prior to that, Mr. Miao was the general manager and head of the Beijing branch of Bank of Huaxing from January 2016 to August 2016. From December 2014 to January 2016, Mr. Miao was the general manager at the financial market department of Lion Asset Management Company. Mr. Miao received his Bachelor’s degree in International Business Management from University of Westminster and his Master’s degree in Msc-Marketing Management from University of Surrey. Mr. Miao is well qualified to serve as a director due to his extensive experience in capital investment.

John Chiang, our director since October 2022, has been serving as a member of the boards of directors of Apollo Medical Holdings, Inc. (Nasdaq: AMEH) since January 2019 and Boom Interactive since May 2023. In addition, he has been serving on the corporate advisory boards of Pasadena Private Lending, LLC since February 2019, and Adept Urban since January 2021. He served on the corporate advisory board of Calyx Peak Companies from February 2019 to December 2022. Mr. Chiang also served as a fellow at the University of Southern California Center for the Political Future during the Fall of 2020. From December 2020 to March 2022, he served on the advisory board of Faraday Future Intelligent Electric Inc (Nasdaq: FFIE). From January 2019 to March 2021, he served on the board of directors of Zeuss Technologies, Inc. From January 2015 to January 2019, Mr. Chiang served as the California State Treasurer, where he oversaw transactions and managed investment portfolio. Prior to that, Mr. Chiang served as California State Controller from January 2007 to January 2015. Mr. Chiang graduated with honors with a Bachelor of Arts in finance from the University of South Florida and received his J.D. from Georgetown University Law Center. Mr. Chiang is well qualified to serve as a director due to his expertise and wide-ranging experience as a statewide elected official. As a former State of California Controller and Treasurer, Mr. Chiang has a unique background that will strengthen our board.

To the knowledge of Management, there is no litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

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Corporate Governance

Number and Terms of Office of Officers and Directors

We have six directors. Our board of directors is divided into two classes with only one class of directors being elected in each year and each class serving a two-year term. In accordance with Nasdaq corporate governance requirements, we were not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the Class I directors, consisting of Tina Spires, HongLiang Ren and John Chiang, expired at the annual meeting of stockholders in 2022. Each of Tina Spires, Bryant E. Fong, HongLiang Ren and John Chiang was re-elected as directors at the special meeting in lieu of our annual meeting of stockholders in 2022, with a term expiring at our annual meeting of stockholders in 2024. The term of office of the Class II directors, consisting of Humphrey P. Polanen, Ronald M. Razmi and Wanlei Miao, will expire at the Meeting. Our amended and restated certificate of incorporation provides that our board of directors may be removed with cause by the affirmative vote of the holders of a majority of the voting power of all of our outstanding stock.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the board of directors.

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Tina Spires, HongLiang Ren, John Chiang and Wanlei Miao are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Our Board has two standing committees: an audit committee (the “Audit Committee”) and a compensation committee (the “Compensation Committee”). Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the Audit Committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the Compensation Committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an Audit Committee of the Board. John Chiang, HongLiang Ren and Wanlei Miao serve as members of our Audit Committee, and John Chiang chairs the Audit Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. Each of John Chiang, HongLiang Ren and Wanlei Miao meets the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the Audit committee is financially literate and our Board has determined that Mr. Chiang qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of MaloneBailey, LLP (“MaloneBailey”), an independent registered public accounting firm, engaged by us;
●	pre-approving all audit and permitted non-audit services to be provided by Malone Bailey engaged by us, and establishing pre-approval policies and procedures;
●	setting clear hiring policies for employees or former employees of Malone Bailey, including but not limited to, as required by applicable laws and regulations;
●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

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●	obtaining and reviewing a report, at least annually, from Malone Bailey describing (i) Malone Bailey’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between Malone Bailey and us to assess Malone Bailey’s independence;
●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
●	reviewing with Management, Malone Bailey, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Audit Committee Report*

The Audit Committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. MaloneBailey is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with MaloneBailey the overall scope and plans of their audit. We met with MaloneBailey, with and without Management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended March 31, 2023, the Audit Committee (i) reviewed and discussed with Management the Company’s audited financial statements as of March 31, 2023, and for the year then ended; (ii) discussed with MaloneBailey the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from MaloneBailey required by applicable requirements of the PCAOB regarding MaloneBailey communications with the Audit Committee regarding independence; and (iv) discussed with MaloneBailey their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023, for filing with the SEC.

John Chiang (Chair)

Wanlei Miao

HongLiang Ren

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

Compensation Committee

We have established a Compensation Committee. HongLiang Ren and John Chiang serve as members of our Compensation Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the Compensation Committee, all of whom must be independent. HongLiang Ren and John Chiang are independent, and John Chiang chairs the Compensation Committee.

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We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officers’ compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;
●	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;
●	reviewing on an annual basis our executive compensation policies and plans;
●	implementing and administering our incentive compensation equity-based remuneration plans;
●	assisting Management in complying with our proxy statement and annual report disclosure requirements;
●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;
●	if required, producing a report on executive compensation to be included in our annual proxy statement; and
●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial Business Combination, except that we pay Weixuan Luo, our Chief Financial Officer, monthly fees of $5,000 for her services commencing on August 1, 2020. Accordingly, it is likely that prior to the consummation of an initial Business Combination, the Compensation Committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial Business Combination.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board.

The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Tina Spires, HongLiang Ren, John Chiang and Wanlei Miao. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Committee Meetings and Attendance

During the fiscal year ended March 31, 2023 , there were two regularly scheduled or special meetings of the Board and the Board acted by unanimous written consent in lieu of a meeting three times.

34

During the fiscal year ended March 31, 2023, there were two regularly scheduled or special meetings of the Audit Committee and the Audit Committee acted by unanimous written consent in lieu of a meeting zero times.

During the fiscal year ended March 31, 2023, there were no regularly scheduled or special meetings of the Compensation Committee and the Compensation Committee did not act by unanimous written consent in lieu of a meeting.

We encourage all of our directors to attend our annual meetings of stockholders. The Meeting will be the first annual meeting of stockholders of the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the year ended March 31, 2023, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act, except as set forth below:

During the fiscal year ended March 31, 2023,

●	Mr. Polanen, the Company’s Chief Executive Officer and Chairman of the Board, failed to timely file one Form 3.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Tina Spires, HongLiang Ren, John Chiang and Wanlei Miao are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Executive Officer and Director Compensation

Other than as disclosed below, none of our officers has received any cash or stock compensation for services rendered to us.

No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our Sponsor, officers and directors, or any affiliate of our Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee reviews on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates. Any such payments prior to a Business Combination will be made using funds held outside the Trust Account. Other than quarterly Audit Committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating a Business Combination.

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After the completion of our Business Combination (including the TruGolf Business Combination), directors or members of our Management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial Business Combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of Management. It is unlikely the amount of such compensation will be known at the time of the proposed initial Business Combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by the Compensation Committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our Management team maintain their positions with us after the consummation of our Business Combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our Management to remain with us after the consummation of our Business Combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

We pay Weixuan Luo, our Chief Financial Officer, monthly fees of $5,000 for her services commencing on August 1, 2020. Upon completion of our Business Combination or our liquidation, we will cease paying these monthly fees. We will also issue to our officers and directors an aggregate of 300,000 post Business Combination shares within 10 days following the Business Combination, with the same lock-up restrictions and registration rights as the Founder Shares.

Independent Public Accountant

MaloneBailey, our Company’s independent registered public accounting firm, has audited our financial statements for the fiscal years ended March 31, 2022 and 2023. A representative of MaloneBailey is not expected to be present at the Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to MaloneBailey for services rendered.

The following table shows the fees that were billed for the audit and other services provided by MaloneBailey, for the fiscal years ended March 31, 2022 and 2023.

	2023	2022
Audit Fees	$37,000	$35,500
Audit-Related Fees	-	$32,500
Tax Fees	$500	-
All Other Fees	-	-
Total	$37,500	$68,000

Audit Fees

This category includes the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided by Malone Bailey in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees

This category consists of assurance and related services by Malone Bailey that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding the Company’s correspondence with the SEC, other accounting consulting and other audit services.

Tax Fees

This category consists of professional services rendered by Malone Bailey for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees

This category consists of fees for other miscellaneous items.

Our Audit Committee has determined that the services provided by MaloneBailey are compatible with maintaining the independence of MaloneBailey as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee may not have pre-approved all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by MaloneBailey, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

36

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In March 2021, we issued an aggregate of 2,875,000 Founder Shares to our initial stockholders for an aggregate purchase price of $50,000 in cash, or approximately $0.017 per share, resulting in our initial stockholders holding an aggregate of 2,875,000 Founder Shares (up to 375,000 shares of which are subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised). The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the outstanding shares upon completion of the IPO (not including the shares of Class A Common Stock underlying the Private Placement Units or the representative shares). In October 2021, we effected a 0.1 for 1 stock dividend for each share of Class B Common Stock outstanding, resulting in our Sponsor holding an aggregate of 3,162,500 Founder Shares. The Founder Shares (including the Class A Common Stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Our Sponsor purchased an aggregate of 257,869 Private Placement Units at a price of $10.00 per unit, for an aggregate purchase price of $4,065,000 and our IPO underwriter representative, I-Bankers Securities, Inc. has agreed to purchase an aggregate of 113,000 Private Placement Units at a price of $10.00 per unit, for an aggregate purchase price of $1,130,000. The Private Placement Units are identical to the units sold in the IPO, so long as they are held by our Sponsor or the underwriters or their permitted transferees, (i) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our Business Combination, and (ii) will be entitled to registration rights. The Private Placement Units (including the private placement shares, the private placement rights, and the shares of Class A Common Stock issuable upon conversion thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

If any of our officers or directors becomes aware of a Business Combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such Business Combination opportunity to such other entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

We pay Weixuan Luo, our Chief Financial Officer, monthly fees of $5,000 for her services commencing on August 1, 2020. Upon completion of our Business Combination or our liquidation, we will cease paying these monthly fees. We will also issue to our officers and directors an aggregate of 300,000 post Business Combination shares within 10 days following the Business Combination with the same lock-up restrictions registration rights as the Founder Shares.

Prior to the consummation of the IPO, the Sponsor agreed to loan us $500,000 to be used for a portion of the expenses of the IPO. The note is non-interest bearing, unsecured and due upon completion of our Business Combination.

On October 15, 2022, the Company issued two promissory notes in an aggregate principal amount of $1,265,000 to two affiliates of the Company’s Sponsor, in connection with the extension of the Company’s time to consummate a Business Combination from October 29, 2022 to January 29, 2023. These notes bear no interest and are repayable in full upon the earlier of (a) the date of the consummation of the Company’s Business Combination, or (b) the date of the liquidation of the Company.

On February 9, 2023, the Company issued a promissory note in an aggregate principal amount of $300,000 to an affiliate of the Company’s Sponsor, in connection with the extension of the Company’s time to consummate a Business Combination from January 29, 2023 to January 29, 2024. This note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial Business Combination, or (b) the date of the liquidation of the Company.

In July 2023, we and the Sponsor entered into certain non-redemption agreements (“Non-Redemption Agreements”) with each of six unaffiliated third parties, with respect to a maximum aggregate of 514,773 shares of our Class A common stock, in exchange for such third parties agreeing not to redeem (or shall use commercially reasonable efforts to request that the Company’s transfer agent reverse any previously submitted redemption demand) such shares in connection with our special meeting of stockholders on July 13, 2023, and the Sponsor has agreed to transfer a maximum aggregate of 185,179 Founder Shares pursuant to the Non-Redemption Agreements upon the consummation of the Company’s Business Combination.

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Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our Sponsor, officers and directors, or any affiliate of our Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of Business Combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. Our Audit Committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Related Party Policy

Policy for Approval of Related Party Transactions

The Audit Committee has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions”. A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the Company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the Audit Committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the Audit Committee believes the relationship underlying the transaction to be in the best interests of the Company and our stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the Board and on his or her eligibility to serve on the Board’s committees. Management will present to the Audit Committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the address for each of the below individuals and entities is c/o Deep Medicine Acquisition Corp., 595 Madison Avenue, 12th Floor, New York, NY 10017.

	Class A Common Stock
Name of Beneficial Owners (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Common Stock

Deep Medicine Officers and Directors
Humphrey P. Polanen (2)	25,000	*	*
Weixuan Luo	-	-	-
Ronald M. Razmi, MD (3)	50,000	1.1%	1.1%
Tina Spires	-	-	-
HongLiang Ren	-	-	-
Wanlei Miao	-	-	-
John Chiang	-	-	-
All Deep Medicine officers, directors and director nominees as a group (seven individuals)	75,000	1.7%	1.7%

Five Percent or More Shareholders
Bright Vision Sponsor LLC (4)	2,686,779	61.6%	61.6%
Feis Parties (5)	356,818	8.2%	8.2%
Karpus Investment Management (6)	734,925	16.9%	16.9%
Mizuho Parties (7)	806,210	18.5%	18.5%
Lighthouse Parties (8)	737,516	16.9%	16.9%

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*	Less than one percent

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Deep Medicine Acquisition Corp., 595 Madison Avenue, 12th Floor, New York, NY 10017.

(2)	Pursuant to a certain redemption agreement between the Sponsor, and Humphrey P. Polanen (“Mr. Polanen”) and the Nicodimos Family Trust (the “Trust”), a member of the Sponsor, shares of Class B common stock were transferred by the Sponsor to the Trust in consideration for the redemption of such membership interest of the Sponsor entitling the Trust to receive such securities. Mr. Polanen is the trustee of the Trust. By virtue of the relationship, Mr. Polanen may be deemed to have or share beneficial ownership of the securities held of record by the Trust. Mr. Polanen disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(3)	Pursuant to a certain redemption agreement between the Sponsor and Ronald M. Razmi (“Mr. Razmi”), a member of the Sponsor, shares of Class B common stock were transferred by the Sponsor to Mr. Razmi in consideration for the redemption of such membership interest of the Sponsor entitling Mr. Razmi to receive such securities.

(4)	Mr. Ke Li serves as the managing member of the Sponsor. Mr. Li disclaims beneficial ownership of these securities. Accounts for the transfer of a maximum aggregate of 185,179 shares of Class A common stock pursuant to the Non-Redemption Agreements.

(5)	According to the Schedule 13G/A filed with the SEC on December 8, 2021, by (i) Feis Equities LLC, an Illinois limited liability company (“Feis LLC”) and (ii) Lawrence M. Feis (“Mr. Feis”, together with Feis LLC, the “Feis Parties”). The number of Class A common stock held by the Feis Parties is reported as of December 6, 2021, which does not reflect any redemption of shares by the Feis Parties in connection with the Second Extension or any other transactions after December 6, 2021. Accordingly, the number of Class A common stock and the percentages set forth in the table may not reflect the Feis Parties’ current beneficial ownership. The principal business address of the Feis Parties is 20 North Wacker Drive, Suite 2115m Chicago, Illinois, 60606.

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(6)	As reported on a Schedule 13G/A filed January 10, 2023, by Karpus Management, Inc., a New York corporation d/b/a Karpus Investment Management (“Karpus”). Karpus is a registered investment adviser and is controlled by City of London Investment Group plc (“CLIG”). However, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. The principal business address of Karpus is 183 Sully’s Trail, Pittsford, NY 14534. The ultimate individual beneficial owner of the reporting persons is not included in the 13G/A.

(7)	According to a Schedule 13G filed with the SEC on February 14, 2022 by Mizuho Financial Group, Inc, Mizuho Financial Group, Inc. (“Mizuho Financial”), Mizuho Bank, Ltd. (“Mizuho Bank”) and Mizuho Americas LLC (“Mizuho America”) may be deemed to be indirect beneficial owners of the Class A common stock directly held by Mizuho Securities USA LLC (“Mizuho USA”, together with the Mizuho Financial, Mizuho Bank and Mizuho America, the “Mizuho Parties”), which is their wholly-owned subsidiary. The number of Class A common stock held by the Mizuho Parties is reported as of December 31, 2021, which does not reflect any redemption of shares by the Mizuho Parties in connection with the Second Extension or any other transactions after December 31, 2021. Accordingly, the number of Class A common stock and the percentages set forth in the table may not reflect the Mizuho Parties’ current beneficial ownership. The principal business address of Mizuho Financial and Mizuho Bank is 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan, and the principal business address is 1271 Avenue of the Americas, NY, NY 10020.

(8)	According to the Schedule 13G/A filed on February 14, 2023 by (i) Lighthouse Investment Partners, LLC (“Lighthouse”), (ii) MAP 136 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP 136”), (iii) MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP 214”), (iv) LHP Ireland Fund Management Limited (“LHP Ireland”), (v) MAP 501, a sub-trust of LMA Ireland (“MAP 501”), (vi) LMAP 909, a sub-fund of LMAP Ireland ICAV (“LMAP 909”), (vii) LMAP 910, a sub-fund of LMAP Ireland ICAV (“LMAP 910”) and (viii) Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC (“Shaolin” and together with Lighthouse, MAP 136, MAP 214, LHP Ireland, MAP 501, LMAP 909 and LMAP 910, the “Lighthouse Parties”), regarding Class A common stock directly held by MAP 214, MAP 136 and Shaolin. Lighthouse serves as the investment manager of MAP 214, MAP 136, and Shaolin. LHP Ireland serves as the manager to MAP 501, LMAP 909 and LMAP 910. Because Lighthouse and LHP Ireland may be deemed to control MAP 214, MAP 136, Shaolin, MAP 501, LMAP 909 and LMAP 910, as applicable, Lighthouse and LHP Ireland may be deemed to beneficially own, and to have the power to vote or direct the vote of, and the power to direct the disposition of the Class A common stock reported in the Schedule 13G/A. The principal business addresses of the Lighthouse Parties are 3801 PGA Boulevard, Suite 500, Palm Beach Gardens, FL 33410 and 32 Molesworth Street, Dublin, D02 Y512, Ireland. The ultimate individual beneficial owner of the reporting persons is not included in the 13G/A.

Changes in Control

None.

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STOCKHOLDER PROPOSALS

We anticipate that we will hold a special meeting before the Extended Date to consider and vote upon approval of the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination). If we consummate the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination), the Company’s next annual meeting of stockholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate the TruGolf Business Combination (or another Business Combination if we are unable to complete the TruGolf Business Combination) before the Extended Date, the Company will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

●	If the shares are registered in your names, you should contact us at (917) 289-2776 or 595 Madison Avenue, 12th Floor, New York, NY 10017 to inform us of your request; or

●	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from us via e-mail at ir@dmaq-spac.com.

If you are a stockholder of the Company and would like to request documents, please do so by [  ], 2024, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

42

ANNEX A

PROPOSED THIRD AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

DEEP MEDICINE ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

Deep Medicine Acquisition Corp. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)	The name of the Corporation is Deep Medicine Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 8, 2020 (the “Original Certificate”). A Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 26, 2021, and further amended on November 4, 2021, pursuant to a Certificate of Correction (the “Second Amended and Restated Certificate of Incorporation”). An Amendment to the Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 27, 2022 (the “First Amendment”). Further Amendment to the Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 13, 2023 (the “Second Amendment”).

2)	This Third Amendment to the Second Amended and Restated Certificate of Incorporation amends the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended by the First and Second Amendments.

3)	This Third Amendment to the Second Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5)	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 13, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $50,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by July 29, 2024 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open for a full business day) (or such later date pursuant to the extension set forth in this Second Amended and Restated Certificate) (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Second Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

IN WITNESS WHEREOF, Deep Medicine Acquisition Corp. has caused this Amendment to the Second Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [  ] day of [  ], 2024.

Deep Medicine Acquisition Corp.

By:
Name:	Humphrey P. Polanen
Title:	Chief Executive Officer

A-1

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

DEEP MEDICINE ACQUISITION CORP.

595 Madison Avenue, 12th Floor

New York, NY 10017

SPECIAL MEETING OF STOCKHOLDERS

[  ], 2024

YOUR VOTE IS IMPORTANT

FOLD AND DETATCH HERE

Deep Medicine Acquisition Corp.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [  ], 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [  ], (the “Proxy Statement”) in connection with the special meeting in lieu of an annual meeting of stockholders of Deep Medicine Acquisition Corp. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at [ : ] a.m. Eastern time on [  ], 2024 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Humphrey P. Polanen, with full power to act alone, the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, EACH OF THE NOMINEES IN PROPOSAL 2, AND PROPOSAL 3 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE DIRECTOR ELECTION PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [  ], 2024:

The notice of meeting, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended March 31, 2023 are available at https://[  ].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, EACH OF THE NOMINEES IN PROPOSAL 2, AND PROPOSAL 3, IF PRESENTED.	Please mark ☒ votes as indicated in this example

Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s second amended and restated certificate of incorporation to extend the date by which the Company has to consummate a Business Combination from January 29, 2024 to July 29, 2024 (or such earlier date as determined by the Board).	☐	☐	☐

Proposal 2 – Director Election Proposal	FOR	WITHHELD

To elect the following directors as Class II directors (to serve until the annual meeting of stockholders of the Company to be held in 2025 or until a successor is elected and qualified or their earlier resignation or removal):

Humphrey P. Polanen	☐	☐

Ronald M. Razmi	☐	☐

Wanlei Miao	☐	☐

Proposal 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 and/or Proposal 2.	☐	☐	☐

Date: _______________

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO AMERICAN STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” EACH OF THE NOMINEES IN PROPOSAL 2, AND “FOR” PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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